Exhibit 10.29

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of March 20, 2015, is entered into among VITAMIN SHOPPE PROCUREMENT SERVICES, INC., a Delaware corporation (the “New Subsidiary”), JPMORGAN CHASE BANK, N.A., in its capacity as Agent (“Agent”), under that certain Amended and Restated Loan and Security Agreement dated as of January 20, 2011, by and among VITAMIN SHOPPE INDUSTRIES INC., a New York corporation (“Company”), VS DIRECT INC., a Delaware corporation (“VS Direct”), VITAMIN SHOPPE MARINER, INC., a Delaware corporation (“VS Mariner”), VITAMIN SHOPPE GLOBAL, INC., a Delaware corporation (“VS Global”), VS HERCULES LLC, a Delaware limited liability company (“VS Hercules”), FDC VITAMINS, LLC, a Delaware limited liability company (“FDC Vitamins”), and BETANCOURT SPORTS NUTRITION, LLC, a Florida limited liability company (“BSN”, and collectively with the Company, VS Direct, VS Mariner, VS Global, VS Hercules and FDC Vitamins, the “Borrowers”, and each individually, a “Borrower”), the Guarantors party thereto, Agent and the financial institutions from time to time party thereto as “Lenders” (as the same may be amended, modified, extended, supplemented or restated from time to time, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

The New Subsidiary and Agent, for the benefit of the Secured Parties, hereby agree as follows:

1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a “Borrower” for all purposes of the Credit Agreement and shall have all of the obligations of a Borrower thereunder as if the New Subsidiary executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement applicable to a Borrower, including, without limitation, (a) all of the representations and warranties of the Borrowers and each Guarantor set forth in Section 8 of the Credit Agreement, and (b) all of the covenants set forth in Section 7 and Section 9 of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary (i) is hereby made a party to the Credit Agreement and the other Financing Agreements as a Borrower thereunder with the same force and effect as if originally named therein as a Borrower and the New Subsidiary hereby jointly and severally assumes and agrees to pay and perform all obligations of a Borrower under the Credit Agreement and each of the other Financing Agreements, (ii) hereby jointly and severally agrees to pay in full the Obligations as set forth in Section 2.7 of the Credit Agreement, and (iii) hereby expressly assumes all obligations and liabilities of a Borrower under the Credit Agreement and hereby assigns and transfers to Agent, and hereby grants to Agent pursuant to Section 5 of the Credit Agreement, for the ratable benefit of the Secured Parties, a security interest in the Collateral now owned or hereafter acquired by the New Subsidiary. Schedule 8.2, Schedule 8.10, Schedule 8.11(a), Schedule 8.12 and Schedule 8.15 to the Credit Agreement are hereby replaced in their entirety with Annex A to this Agreement and Annex A to this Agreement shall be deemed to be attached as Schedule 8.2, Schedule 8.10, Schedule 8.11(a), Schedule 8.12 and Schedule 8.15 to the Credit Agreement.

2. The New Subsidiary hereby represents and warrants that each of the representations and warranties contained in Section 8 of the Credit Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Agreement and the other documents executed in connection with this Agreement) as if made on and as of such date except to the extent that such representations and warranties are expressly made as of a particular date, in which case such representations and warranties were true and correct as of such date.

3. If required, the New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Financing Agreements (and such other documents and instruments), including, without limitation, an executed Guarantee, as requested by Agent in accordance with the Credit Agreement.

4. The address of the New Subsidiary for purposes of Section 13.3 of the Credit Agreement is as follows:

Vitamin Shoppe Procurement Services, Inc.

2101 91st Street

North Bergen, New Jersey 070407

Attn: Chief Financial Officer (or with respect to notices of default only, General Counsel)

Telephone No: (201) 624-3000

Telecopy No: (201) 868-0727

5. The New Subsidiary hereby waives acceptance by Agent and the Secured Parties of the obligations of the New Subsidiary upon the execution of this Agreement by the New Subsidiary.

6. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart by facsimile or other electronic transmission shall be effective as originals.

7. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Agent, for the benefit of the Secured Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

VITAMIN SHOPPE PROCUREMENT SERVICES, INC., a Delaware corporation

By:

Name:	Jean Frydman
Title:	Secretary

[SIGNATURE PAGE TO JOINDER AGREEMENT – VITAMIN SHOPPE PROCUREMENT SERVICES, INC.]

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A., as Agent

By:

Name:	Nisha Gupta
Title:	Authorized Officer

[SIGNATURE PAGE TO JOINDER AGREEMENT - VITAMIN SHOPPE PROCUREMENT SERVICES, INC.]